American Century Capital Portfolios, Inc. Summary Prospectus and Prospectus Supplement Small Cap Value Fund
Supplement dated November 1, 2014 ■ Summary Prospectus and Prospectus dated August 1, 2014
The following replaces the Portfolio Managers section on page 4 of the summary prospectus and page 4 of the prospectus.
Portfolio Managers
Benjamin Z. Giele, CFA, Senior Vice President and Senior Portfolio Manager, has been a member of the team that manages the fund since 1998. Mr. Giele has announced his plan to retire. As a result, he will no longer serve as a portfolio manager of the fund as of November 30, 2014.
Jeff John, CFA, Vice President and Portfolio Manager, has been a member of the team that manages the fund since 2008.
Miles Lewis, CFA, Portfolio Manager, has been a member of the team that manages the fund since 2010.
The following replaces The Fund Management Team section on page 9 of the prospectus.
The Fund Management Team
The advisor uses teams of portfolio managers and analysts to manage funds. The teams meet regularly to review portfolio holdings and discuss purchase and sale activity. Team members buy and sell securities for a fund as they see fit, guided by the fund’s investment objectives and strategy.
The portfolio managers on the investment team who are jointly and primarily responsible for the day-to-day management of the fund are identified below.
Benjamin Z. Giele
Mr. Giele, Senior Vice President and Senior Portfolio Manager, has been a member of the team that manages the fund since joining American Century Investments in 1998. He became a portfolio manager in 1999. He has a bachelor of arts degree from Rice University and an MBA in finance and accounting from the University of Texas at Austin. He is a CFA charterholder. Mr. Giele has announced his plan to retire. As a result, he will no longer serve as a portfolio manager of the fund as of November 30, 2014.
Jeff John
Mr. John, Vice President and Portfolio Manager, has been a member of the team that manages the fund since he joined American Century Investments in 2008 as an analyst. He became a portfolio manager in 2012. Before joining American Century, he was an equity research analyst at Kornitzer Capital Management-Buffalo Funds Group. He has a bachelor of science degree in business from the University of Colorado in Boulder and an MBA in finance and accounting from Vanderbilt University, Owen Graduate School of Management. He is a CFA charterholder.
Miles Lewis
Mr. Lewis, Portfolio Manager, has been a member of the team that manages the funds since joining American Century in 2010 as an investment analyst and became a senior investment analyst in February 2014. He became a portfolio manager in November 2014. Before joining American Century, Mr. Lewis attended the Johnson Graduate School of Management at Cornell University from 2008 to 2010, where he obtained his MBA. He also has a bachelor's degree in business administration from The College of William & Mary. He is a CFA charterholder.
The statement of additional information provides additional information about the accounts managed by the portfolio managers, the structure of their compensation, and their ownership of fund securities.

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